FORM 8-K SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): July 23, 2003
UNITED STATES CELLULAR CORPORATION (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-9712 (Commission File Number)	62-1147325 (IRS Employer Identification No.)

8410 West Bryn Mawr, Suite 700, Chicago, Illinois (Address of principal executive offices)	60631 (Zip Code)

Registrant's telephone number, including area code: (773) 399-8900
Not Applicable (Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure

             The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.”

             On July 23, 2003, United States Cellular Corporation issued a news release announcing its earnings for the second quarter of 2003. A copy of the news release is attached hereto as Exhibit 99.1.

Exhibits
99.1	United States Cellular Corporation’s news release, dated July 23, 2003, announcing earnings for the second quarter of 2003.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

United States Cellular Corporation
(Registrant)

Date:   July 23, 2003

By:	/s/ Thomas S. Weber Thomas S. Weber Vice President and Controller

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EXHIBIT INDEX

Exhibit Number 99.1	Description of Exhibit United States Cellular Corporation’s news release dated July 23, 2003 announcing earnings for the second quarter of 2003.

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